INDIVIDUAL RETIREMENT
                               ACCOUNT DISCLOSURE
                              STATEMENT SUPPLEMENT

     New laws have made changes to the rules governing IRAs. These changes, effective January 1, 1997, are summarized below. Please keep this Supplement with your Individual Retirement Custodial Account Disclosure Statement.

1.   Married IRA Owners - New Contribution Limits

     Under the old rules, for a married couple with only one spouse with earned income, each spouse could have an IRA, but the combined contribution to both IRAs for a year was limited to $2,250.

     Now, if you are married (filing jointly) and each spouse establishes an IRA, there is a higher limit. Each spouse may contribute up to $2,000 to his or her IRA for a year as long as both spouses have at least $4,000 in earned income for the year as shown on the joint income tax return.

     If the combined earned income of both spouses on the joint income tax return is less than $4,000, the following limits apply:

     The higher compensated spouse's IRA contribution may be any amount up to that spouse's earned income.

     The lower compensated spouse's IRA contribution may be any amount up to that spouse's earned income plus any amount by which the higher compensated spouse's earned income exceeds the higher compensated spouse's IRA contribution.

     The maximum contribution to either spouse's IRA is $2,000.

     The higher spousal IRA contribution limits are effective for contributions for 1997. If you make a contribution during 1997 (before your tax return due date) and designate it as a contribution for 1996, the old lower limits apply.

2.   IRS 10% Premature Withdrawal Penalty - New Exceptions

     Most withdrawals from an IRA before age 59 1/2are subject to an IRS 10% penalty tax in addition to regular income taxes. There are certain exceptions, such as death or disability, when withdrawals before age 59
     1/2are not subject to the 10% penalty. Now there are two addition- al situations in which the penalty is not imposed.

     First, withdrawals during a year of any amount up to your deductible medical expenses for the year are not subject to the 10% penalty tax. Generally speaking, medical expenses paid during a year that exceed 7 1/2% of your adjusted gross income for the year are deductible.

     Second, withdrawals of any amount up to the premiums you paid for health insurance coverage for yourself, your spouse and dependents are not subject to the 10% penalty tax. For this to apply, you must have been unemployed and received federal or s tate unemployment compensation for at least 12 weeks. Withdrawals during the year you received the unemployment compensation or during the following year are eligible for this exception, but not any withdrawals after you have been reemployed for at least 60 days.

3.   Penalty for Excessive Withdrawals

     One new rule affects individuals with very large balances in their IRAs (and other tax-favored retirement plans). Now there is a 15% IRS penalty tax on distributions to you during a year from all IRAs and other tax-favored retirement plans that exc eed $160,000 (this amount is for 1997; it is indexed annually for cost-of-living changes).

     Under the new rule, this 15% penalty tax will not apply to with- drawals from your IRA (or to distributions from your other tax- favored retirement plans) during calendar year 1997, 1998 and 1999. A related 15% estate tax penalty on certain excess amounts remain- ing in all your IRAs and other tax-favored retirement plan accounts upon your death continues to apply during these years. Consult your tax adviser on whether you should conside r making withdrawals from your IRA during this three-year period.







                          Investor Service Center, Inc.
                     11 Hanover Square, New York, NY 10005
                                 1-8888-ROCKWOOD




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